Q1 FY 2016 Investor Call Greg Dougherty Chief Executive Officer November 3, 2015 Pete Mangan Chief Financial Officer

© 2015 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s first quarter of fiscal year 2016 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending December 26, 2015 regarding revenues, non-GAAP gross margin and Adjusted EBITDA, (ii) the growth of Oclaro’s 100G product revenues, and (iii) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) Oclaro's ability to timely develop, commercialize and ramp the production of new products, (ii) Oclaro's ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (iii) Oclaro's ability to maintain strong relationships with certain customers, (iv) competition and pricing pressure, (v) Oclaro's ability to meet or exceed its gross margin expectations, (vi) Oclaro's ability to continue increasing the percentage of sales associated with its new products, (vii) Oclaro's dependence on a limited number of customers for a significant percentage of its revenues,  (viii) Oclaro's ability to effectively manage its inventory, (ix) the effects of fluctuating product mix on Oclaro's results, (x) Oclaro's ability to timely capitalize on any increase in market demand, (xi) the effects of fluctuations in foreign currency exchange rates, (xii) Oclaro’s ability to maintain or increase its cash reserves and obtain debt or equity-based financing on acceptable terms or at all, (xiii) Oclaro's ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources, (xiv) Oclaro’s ability to service and repay its outstanding indebtedness pursuant to the terms of the applicable agreements, (xv) Oclaro's ability to further reduce costs and operating expenses, (xvi) the risks associated with Oclaro's international operations, (xvii) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for Oclaro's products, (xviii) the outcome of tax audits or similar proceedings, (xix) the outcome of pending litigation against Oclaro and (xx) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC.

© 2015 Oclaro, Inc. Financial Results $ in Millions Q115 Q415 Q116 Total Revenues 89.2 82.2 87.5 Gross Profit (Non-GAAP) (1) 14.7 16.3 23.2 Gross Margin % 16.5% 19.9% 26.4% R&D (non-GAAP) 13.6 9.8 10.5 SG&A (non-GAAP) 14.8 12.0 12.3 Non-GAAP Operating Income (Loss) (13.6) (5.4) 0.4 Adjusted EBITDA (8.9) (1.2) 4.2 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated November 3, 2015.

© 2015 Oclaro, Inc. Oclaro Financials - A Turnaround in 8 Quarters # Non-GAAP Gross Margin #

© 2015 Oclaro, Inc. Revenue by Product Group $ in Millions Q115 Q215 Q315 Q415 Q116 100G Transmission 21.3 33.7 30.2 34.1 40.8 40G Transmission 22.2 19.3 19.0 14.1 10.8 10G & Lower Transmission 38.2 32.0 33.8 34.0 35.9 Industrial and Consumer (1) 7.5 1.8 — — — Total Revenues 89.2 86.8 83.0 82.2 87.5 Percent of Total 100G Transmission 24% 39% 36% 41% 47% 40G Transmission 25% 22% 23% 17% 12% 10G & Lower Transmission 43% 37% 41% 41% 41% Industrial and Consumer 8% 2% —% —% —% $ in Millions Q115 Q215 Q315 Q415 Q116 Datacom 37.7 40.6 40.4 41.9 47.5 Telecom 44.0 44.4 42.6 40.3 40.0 Industrial and Consumer (1) 7.5 1.8 — — — Total Revenues 89.2 86.8 83.0 82.2 87.5 Percent of Total Datacom 42% 47% 49% 51% 54% Telecom 49% 51% 51% 49% 46% Industrial and Consumer 8% 2% —% —% —% (1) Business sold on October 27, 2014

© 2015 Oclaro, Inc. Q2 FY2016 Guidance* $ in Millions Guidance Ranges Revenues $88 million - $94 million Non-GAAP Gross Margin % 24% – 27% Adjusted EBITDA $3 million - $7 million *Guidance provided on November 3, 2015 for the quarter ending December 26, 2015.

© 2015 Oclaro, Inc. Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.